United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant	[x]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[x] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF
STOCKHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 22, 2020

The following materials relate to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”), dated March 23, 2020, for the 2020 Annual Meeting (the “Annual Meeting”) of Stockholders of Retail Opportunity Investments Corp. (the “Company”), furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting scheduled to be held on Wednesday, April 22, 2020. These definitive additional materials are being filed with the U.S. Securities and Exchange Commission and are being made available to stockholders on or about April 9, 2020.

PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY
STATEMENT AND OTHER PROXY MATERIALS.

NOTICE OF CHANGE TO A VIRTUAL-ONLY ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2020

To the Stockholders of Retail Opportunity Investments Corp.:

Due to the public health impact of the novel coronavirus (COVID-19) pandemic and the related limitations within the state of New York on all non-essential gatherings of individuals, and in order to support the health and well-being of its stockholders, employees and the greater community, Retail Opportunity Investments Corp. (the “Company”) has changed the format of the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to a virtual only format. As previously announced, the Annual Meeting will be held at 1:30 p.m., Eastern time, on Wednesday, April 22, 2020.

The date, time and webcast link for the virtual Annual Meeting are as follows:

ROIC Virtual Annual Meeting

Date:	April 22, 2020
Time:	1:30 p.m., Eastern time
Webcast Link:	http://www.viewproxy.com/ROIREIT/2020/vm

The proposals to be voted on at the Annual Meeting remain the same as those set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting previously mailed or made available to stockholders (the “Proxy Materials”). As described in the Proxy Materials, you are entitled to vote at the Annual Meeting if you were a stockholder as of the close of business on February 28, 2020, the record date. The proxy card that was included with the Proxy Materials will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to page 1 of the Proxy Statement for instructions on how to do so. The Company encourages eligible stockholders to vote on the proposals disclosed in the Proxy Materials prior to the Annual Meeting using the instructions provided in the Proxy Materials.

Attending the Virtual Annual Meeting

The Company hopes that all stockholders who can do so will attend the Annual Meeting via the live webcast. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the Annual Meeting, you may ask questions and will be able to vote your shares electronically. You may also submit questions during the registration process set forth below in advance of the Annual Meeting. The Company will respond to as many inquiries at the Annual Meeting as time allows.

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the virtual Annual Meeting via live webcast, submit their questions during the virtual Annual Meeting and vote their shares electronically at the virtual Annual Meeting by following the instructions below.

If you are a stockholder of record, you must:

•	First register at http://www.viewproxy.com/ROIREIT/2020 by 11:59 p.m., Eastern time, on April 21, 2020. You will need to enter your name, phone number, email address, and control number (included on your proxy card that was included with the Proxy Materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your control number, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ROIREIT/2020/vm (you will need the control number included on your proxy card that was included with the Proxy Materials).

•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.AALvote.com/ROIC during the Annual Meeting while the polls are open (you will need the control number included on your proxy card that was included with the Proxy Materials).

If your shares are held in a “street name,” you must:

•	Obtain a legal proxy from your broker, bank or other nominee.

•	Register at http://www.viewproxy.com/ROIREIT/2020 by 11:59 p.m., Eastern time, on April 20, 2020.

You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ROIREIT/2020/vm (you will need the virtual control number assigned to you in your registration confirmation email to enter the Annual Meeting).

•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit http://www.AALvote.com/ROIC during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live webcast. Please be sure to check in by 1:00 p.m., Eastern time, on April 22, 2020, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Additional Supplemental Information

Please note that the biography of one of the Company’s directors, Laura H. Pomerantz, which was included on page 8 of the Proxy Statement, is hereby supplemented to include that on February 2019 Ms. Pomerantz became a member of the board of directors (as well as a member of the Nomination & Governance  and Compensation Committees of the board of directors) of Mack-Cali Realty Corporation (NYSE: CLI).

By Order of the Board of Directors

Stuart A. Tanz President and Chief Executive Officer San Diego, California April 9, 2020	Michael B. Haines Chief Financial Officer, Treasurer and Secretary